                    REGISTRATION RIGHTS AND CO-SALE AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made as of April 15, 1998, by and among Streamline, Inc. a Delaware corporation (the "Company"), the stockholders and optionholders of the Company named on Exhibit A hereto (the "Stockholders"), Mellon Bank, N.A., solely in its capacity as Trustee for General Motors Employees Domestic Group Pension Trust, and not in its individual capacity, DDJ Canadian High Yield Fund, and each other person that becomes a party to this Agreement (collectively, the "Investors"). PREAMBLE

     WHEREAS, the Investors have purchased warrants to purchase up to an aggregate of 850,000 shares (the "Warrants") of the Company's Common Stock, par value $0.01 per share, pursuant to the terms of that certain Securities Purchase Agreement dated April 15, 1998, by and among the Company and the Investors (the "Securities Purchase Agreement") and pursuant to the terms of that certain Warrant Agreement of even date herewith, by and among the Company and the Investors (the "Warrant Agreement");

     WHEREAS, it is a condition precedent to the consummation by the Investors of all of their respective obligations under the Securities Purchase Agreement that the Company and the Investors enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto hereby agree as follows:

     1. DEFINITIONS. In addition to those terms defined elsewhere in this Agreement. the following terms as used herein shall have the following meanings:

     "AFFILIATE" shall mean, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such first-named Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person. whether through the ownership of voting securities or by contract or otherwise.

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                                      -2-

     "COMMISSION" shall mean the U.S. Securities and Exchange Commission.

     "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Company.

     "EXCHANGE ACT" shall. mean the Securities Exchange Act of 1934, as amended.

     "PERMITTED TRANSFEREE" shall mean, with respect to any Investor, any Affiliate of such Investor or any other Person that purchases or otherwise acquires all or a portion of the Warrants of such Investor (or shares of Common Stock issued upon the exercise thereof). References to Investors herein shall include Permitted Transferees.

     "PERSON" shall mean an individual, partnership, corporation, association, trust joint venture, unincorporated organization, and any government; governmental department or agency or political subdivision thereof.

     "REGISTRABLE SHARES" shall mean, with respect to each Investor (or its Permitted Transferee), any or all of the shares of Common Stock issued upon exercise of those certain warrants issued by the Company to such Investor on the date hereof; PROVIDED, HOWEVER, that, except for purposes of Section 10 hereof, such securities shall cease to be Registrable Shares when the holder of such Registrable shares would be entitled to sell all of such securities within a three-month period pursuant to the provisions of Rule 144.

     "RULE 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

     "SECURITIES ACT" shall mean the U.S. Securities Act of 1933, as amended.

     "TRANSFER" means any direct or indirect transfer, donation, sale, assignment, pledge, hypothecation, grant of a security interest in or other disposal or attempted disposal of all or any portion of a security or of any rights. "Transferred" means the accomplishment of a Transfer and "Transferee" means the recipient of Registrable Shares in a Transfer.

     2. DEMAND REGISTRATION RIGHTS.

     2.1. REGISTRATION UPON REQUEST. Subject to the provisions of Section 2.4 below, at any time or from time to time, Investors holding thirty (30) percent of the Registrable Shares then outstanding may notify the

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                                      -3-

Company in writing that such Investors desire for the Company to cause all or a portion of the Registrable Shares to be registered under the Securities Act pursuant to this Section 2.1. Thereafter, the Company shall promptly give to each Investor written notice of such demand for registration. Upon the written request of any Investor given within ten days after the giving of any such notice by the Company, the Company shall use its best efforts to cause to be included in such registration the Registrable Shares of such Investor, to the extent requested to be registered. Thereafter, subject to the conditions, limitations and provisions set forth below in Sections 2.3. 2.4 and 5, the Company shall promptly prepare and file. and use its best efforts to prosecute to effectiveness, an appropriate filing with the Commission of a registration statement covering all of those Registrable Shares with respect to which registration under the Securities Act has been requested by the requesting
Investors: PROVIDED that, if the Company has previously been given a notice of the type specified in this Section 2 or 4.1 the Company is not at such time continuing to pursue the registration referred to in such notice. Subject to the provisions of Section 2.3 below, the Company may include in any registration pursuant to this Section 2.1 additional shares of Common Stock for sale for its own account or for the account of any other Person.

     2.2. SELECTION OF UNDERWRITERS. If a registration pursuant to Section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected, after consultation with the Company, by the Investors who own the Registrable Shares being so registered, PROVIDED that such underwriter or underwriters shall be acceptable to the Company. The Company covenants that it shall not unreasonably withhold its acceptance of any such underwriter or underwriters.

     2.3. PRIORITY OF DEMAND REGISTRATIONS. If a registration pursuant to
Section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of Registrable Shares requested to be included in such registration by the Investors, pro rata among the Investors on the basis of the number of Registrable Shares requested to be registered in such registration and (ii) second, the other shares of Common Stock of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

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                                      -4-


     2.4. LIMITATION ON REGISTRATIONS. The Company shall not be required to effect more than two (2) registrations pursuant to Section 2. 1.

     2.5. LIMITATION ON REQUEST. Notwithstanding anything in this Section 2 to the contrary, the Investor may not request a registration pursuant to Section
2.1 during (i) the 180-day period following the closing of the Company's initial public offering, (ii) the 180-day period following the effective date of any registration statement filed in connection with a registration pursuant to
Section 2.1 or 4.1 or (iii) the 90-day period following the effective date of any registration statement filed in connection with a registration pursuant to
Section 3. For purposes of this Agreement, a registration shall be deemed to have been effected by the Company if the registration statement relating thereto has been declared effective by the Commission or if such registration statement, after having been filed with the Commission, is, through no fault of the Company, withdrawn, abandoned or otherwise not declared effective within sixty
(60) days of the filing thereof.

     3. PIGGYBACK REGISTRATION RIGHTS.

     3.1. REGISTRATION. If at any time after the Company's initial public offering, the Company proposes to register any of its Common Stock under the Securities Act, whether for its own account or for the account of any stockholder of the Company or pursuant to registration rights granted to holders of securities of the Company (but excluding in all cases any registrations pursuant to Sections 2 or 4 hereof or any registrations to be effected on Forms S-4 or S-8 or any applicable successor Forms), the Company shall, each such time, give to each Investor written notice of its intent to do so. Upon the written request of any Investor given within ten days after the giving of any such notice by the Company, the Company shall use its best efforts to cause to be included in such registration the Registrable Shares of such Investor. to the extent requested to be registered, subject to Section 3.2; PROVIDED that (i) the number of Registrable Shares proposed to be sold by such Investor is equal to at least twenty-five percent (25%) of the total number of Registrable Shares held by such Investor. and (ii) such Investor agrees to sell those of its Registrable Shares to be included in such registration in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company purposes to register.

     3.2. PRIORITY OF THE COMPANY SHARES. In connection with any offering involving an underwriting of shares being issued by the Company or being sold pursuant to any demand registration rights of any stockholder of the Company, the Company shall not be required under Section 3.1 to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting as agreed upon between the

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                                      -5-

Company and/or the stockholder(s) exercising demand registration rights, as applicable, and the underwriters selected by the Company and/or such stockholders, and then only in such quantity as (without any reduction in the numbers of shares to be sold for the account of the Company and any such stockholders) will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total number of shares of Common Stock which all selling stockholders of the Company, including any Investors, request to be included in any offering exceeds the number of shares which the underwriters believe to be compatible with the success of the offering, the Company shall only be required to include in the offering so many of shares of stockholders (including any Investors) exercising piggyback registration rights, pro rata among the Investors and other stockholders exercising piggyback registration rights on the basis of the number of shares requested to be registered in such registration, as the underwriters believe will not (without any reduction in the number of shares to be sold for the account of the Company and any stockholder(s) exercising demand registration rights) jeopardize the success of the offering.

     4. FORM S-3 REGISTRATION.

     4.1. REGISTRATION UPON REQUEST. In the event that the Company shall receive from Investors holding twenty (20) percent of the Registrable Shares then outstanding a written request or requests that the Company effect a registration on Form S-3 (or any applicable successor Form) with respect to all or a part of the Registrable Shares owned by such Investors, then the Company will promptly use its best efforts to effect such registration of all or such portion of such Investors' Registrable Shares as are specified in such request; PROVIDED that, if the Company has been given a notice of the type specified in Section 2.1, 3 or this Section 4.1, the Company is not at such time continuing to pursue the registration referred to in such notice. Promptly after receipt by the Company of a notice requesting registration pursuant to this Section 4.1, the Company shall give to each Investor written notice of such request for registration. Upon the written request of any Investor giver, within ten days after the giving of any such notice by the Company, the Company shall use its best efforts to cause to be included in such registration the Registrable Shares of such Investor, to the extent requested to be registered. Subject to Section 4.3, the Company may include in any registration pursuant to this Section 4.1 additional shares of Common Stock for sale for its own account or for the account of any other Person. No registration under this Section 4.1 shall be underwritten unless the Company shall otherwise elect in its sole and absolute discretion.

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                                      -6-

     4.2. SELECTION OF UNDERWRITERS. If a registration pursuant to Section 4.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company.

     4.3. PRIORITY OF DEMAND REGISTRATIONS. If a registration pursuant to
Section 4.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of Registrable Shares requested to be included in such registration by the requesting Investors and (ii) second, the other shares of Common Stock of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

     4.4. LIMITATION ON REQUESTS. Notwithstanding anything in this Section 4.5 to the contrary, the Investors may not request a registration pursuant to
Section 4.1 during (i) the 180-day period following the closing of the Company's initial public offering, (ii) the 180-day period following the effective date of any registration statement filed in connection with a registration pursuant to
Section 2.1 or 4.1 or (iii) the 90-day period following the effective date of any registration statement filed in connection with a registration pursuant to
Section 3.

     4.5. LIMITATION ON REGISTRATIONS. Notwithstanding anything to the contrary in this Section 4, the Company shall not be required to effect any registration pursuant to Section 4.1 unless the Registrable Shares to be so registered shall have an aggregate proposed sale price of at least $350,000.

     5. DEFERRAL. Notwithstanding anything to the contrary contained in this Agreement, the Company's obligation to file a registration statement pursuant to
Section 2, 3 or 4 shall be deferred for a period not to exceed 90 days in any 12-month period if the Company, in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof at the time requested would materially adversely affect a pending or proposed public offering of Common Stock, or any acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or any negotiations. discussions or pending proposals with respect thereto.

     6. ADDITIONAL OBLIGATIONS OF THE COMPANY. Whenever the Company is required under Section 2, 3 or 4 to use its best efforts to effect the registration of any of the Registrable Shares of any Investor, the Company shall promptly:

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                                      -7-

          (a) Prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective; PROVIDED, however that the Company shall in no event be obligated to cause any such registration to remain effective for more than 180 days:

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (c) Furnish to such Investor such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of such Registrable Shares; and

          (d) Use its best efforts to register and qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as shall be reasonably appropriate in the opinion of the Company and the managing underwriters; PROVIDE that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and PROVIDED FURTHER that (anything in Section 8 to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification therein of the securities be borne by selling shareholders, then each Investor shall, to the extent required by such jurisdiction, pay its PRO RATA share of selling expenses.

     7. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that any Investor requesting registration of any of such Investor's Registrable Shares shall furnish to the Company such information regarding such Investor, the Registrable Shares held by such Investor, the proposed plan of distribution of such Registrable Shares, and any other information as the Company shall reasonably request and as shall be required in order to effect any such registration by the Company.

     8. EXPENSES. All expenses incurred in connection with a registration pursuant to this Agreement (excluding underwriting commissions and discounts and counsel fees of any selling Investors), including without

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                                      -8-

limitation all registration and qualification fees, printing costs, and fees and disbursements of counsel for the Company, shall be borne by the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay for blue sky registration or qualification expenses in connection with states in which the Company is not registering or qualifying its original issue shares or Registrable Shares of Investors upon exercise of their demand registration rights.

     9. INDEMNIFICATION. In the event that any Registrable Shares of any Investor are included in a registration statement pursuant to this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless such Investor, any underwriter (as defined in the Securities
     Act) for the Company, and each partner, member, officer, director, trustee, stockholder, employee, agent and investment adviser of such Investor or such underwriter and each Person, if any, who controls such Investor or such underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by such Investor or underwriter, together with the partners, members, officers, directors, trustees, stockholders, employees, agents and investment advisors of such controlling person (collectively, the "Controlling Persons") against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and will reimburse such Investor, such underwriter or such partner, member, officer, director, trustee, stockholder, employee, agent and investment adviser of such Investor or underwriter or any Controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, inability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 9. 1 (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to

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                                      -9-

     the extent that it primarily arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Investor, any underwriter for such Investor, or any partner, member, officer, director, trustee, stockholder, employee, agent and investment adviser of such Investor or underwriter, or any Controlling Person.

          (b) To the extent permitted by law, such Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling Person, or underwriter may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by the Investor expressly for use in connection with such registration; and the Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling Person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 9.1(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Investor against which the request for indemnity is being made (which consent shall not be unreasonably withheld). In no event shall the liability of any Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Shares giving rise to such indemnification obligation.

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                                      -10-

          (c) Promptly after receipt by an indemnified party under this Section
     9.1 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9.1, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9.1 only if and to the extent such failure to promptly notify was prejudicial to its ability to defend such action, and the omission so to notify the indemnifying party will not relieve the indemnifying party of any liability which he may have to any indemnified party otherwise other than under this Section 9.1.

     10. CO-SALE OPTIONS. Prior to an initial public offering of the Company's Common Stock, in the event that any Stockholder ("a Transferring Stockholder") receives a bona fide offer (a "Transaction Offer") to purchase all or any portion of the shares of Common Stock held by such Transferring Stockholder (or issuable upon the exercise of options or convertible securities held by such Transferring Stockholder) from any other Person (the "Offeror"), such Transferring Stockholder may Transfer such shares only pursuant to and in accordance with the provisions of this Section 10.1. For purposes of this
Section 10, a Transfer shall not include a pledge, donation or hypothecation, provided that the Person to which any shares of Common Stock are pledged, donated or hypothecated agrees to be bound by the terms of this Section 10 as a Stockholder, unless such requirement is waived in writing by the holders of a majority of the Registrable Shares and shares of Common Stock issuable upon exercise of the Warrants. Additionally, for purposes of this Section 10, a Transfer shall not include a sale or sales by Timothy A. DeMello of up to an aggregate of 37,500 shares of Common Stock to Howard Kra pursuant to that certain agreement between Messrs. DeMello and Kra dated October 28, 1996.

          (a) Such Transferring Stockholder shall deliver written notice (the "Offer Notice") of the terms of such Transaction Offer to each Investor holding an aggregate of at least 50,000 Registrable Shares and shares of Common Stock issuable upon the exercise of Warrants (subject to adjustment for stock splits, stock dividends and the like) (a "Section 10 Investor"). The Offer Notice shall specify (i) the name and address of the Offeror,
     (ii) the number of shares of Common Stock of the Transferring Stockholder subject to the

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                                      -11-

     Transaction Offer (the "Offered Shares"), (iii) the consideration per share to be paid for the Offered Shares, and (iv) all other material terms and conditions of the Transaction Offer.

          (b) Each Section 10 Investor shall have the right to participate in the sale of Common Stock which is the subject of the Transaction Offer on the terms and conditions herein stated (the "Co-Sale Option"), which right shall be exercisable upon written notice (the "Acceptance Notice") to the Transferring Stockholder within ten (10) days after the Transferring Stockholder delivers the Offer Notice to the Section 10 Investors. The Acceptance Notice shall indicate the maximum number of shares such Section 10 Investor wishes to sell (including the number of shares it would sell if one or more other Section 10 Investors do not elect to participate in the sale) on the terms and conditions stated in the Offer Notice.

     Each of the Section 10 Investors shall have the right to sell a number of Registrable Shares and shares of Common Stock issuable upon exercise of the Warrants held by such Section 10 Investor pursuant to the Transaction Offer which is equal to or less than (the exact amount to be determined by such Section 10 Investor) the product obtained by multiplying (i) the total number of Offered Shares subject to the Transaction Offer by (ii) a fraction, the numerator of which is the total number of Registrable Shares and shares of Common Stock issuable upon the exercise of Warrants held by such Section 10 Investor on the date of the Acceptance Notice and the denominator of which is the sum of the total number of Registrable Shares and shares of Common Stock issuable upon the Exercise of Warrants then held by all Section 10 Investors plus the number of shares of Common Stock held by the Transferring Stockholder on the date of the Acceptance Notice. To the extent one or more Section 10 Investors elect not to exercise their Co-Sale Option, then the rights of the other Section 10 Investors (who exercise their Co-Sale Option) to sell shares pursuant their Co-Sale Option shall be increased proportionately by the full amount of shares which the non-electing Section 10 Investors were entitled to sell pursuant to this
     Section 10.1.

     Within ten (10) days after the date by which the Section 10 Investors were first required to notify the Transferring Stockholder of their intent to exercise their Co-Sale Option, the Transferring Stockholder shall notify each participating Section 10 Investor of the number of shares held by such
     Section 10 Investor that will be included in the sale and the date on which the Transaction Offer will be consummated, which shall be no later than the later of (i) sixty (60) days after the date by which the Section 10 Investors were required to notify the Transferring Stockholder of their intent to exercise their Co-Sale Option and (ii) the satisfaction of any governmental approval or filing requirements, if any.

     Each of the Section 10 Investors participating in a sale under this Section
     10.1 shall effect its participation in such sale hereunder by delivery to the Offeror, in a timely manner, or to the Transferring Stockholder for delivery to the Offeror, of one or more instruments or certificates, properly endorsed for transfer, representing the Registrable Shares it elects to sell therein, provided that no Section 10 Investor shall be required to make any representations or warranties or provide any indemnities in connection therewith other than with respect to the Registrable Shares being conveyed. At the time of consummation of the sale of Common Stock which is the subject of the Transaction Offer, the Offeror shall remit directly to each such Section 10 Investor that portion of the sale proceeds to which each Section 10 Investor is entitled by reason of its participation therein.

     11. LOCKUP. Each Investor hereby agrees that, at the written request of the Company or any managing underwriter of any underwritten public offering of securities of the Company, such Investor shall not, if such Investor holds more than 5% of the outstanding Common Stock of the Company at the time of such request (for this purpose, calculated on a fully diluted basis assuming full exercise of all outstanding options, warrants, and other rights to acquire shares of Common Stock and full conversion or exchange of all securities that are convertible into or exchangeable for shares of Common Stock), without the prior written consent of the Company or such managing underwriter, sell, make any short sale of, loan, grant any option for the purchase of, pledge, encumber, or otherwise dispose of, or exercise any registration rights with respect to, any Common Stock during the 90-day period (or 180-day period in connection with the Company's initial public offering of Common Stock) commencing on the effective date of the registration statement relating to such underwritten public offering of the Company's securities; PROVIDED, that each officer or director of the Company and each holder of at least 5% of its Common Stock (for this purpose, calculated on a fully diluted basis assuming full exercise of all outstanding options, warrants, and other rights to acquire shares of Common Stock and full conversion or exchange of all securities that are convertible into or exchangeable for shares of Common Stock), shall have entered into a similar agreement.

     12. GENERAL.

     12.1. ADDITIONAL REGISTRATION RIGHTS. Without the prior consent of Investors holding a majority of the Registrable Shares then outstanding, the Company shall not grant to any other holder of the Company's securities registration rights that are superior to or in any way adversely affect the registration rights granted to the Investors hereunder.

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                                      -13-

     12.2. REMEDIES. In case that any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce its or their rights, either by suit in equity and/or action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties to this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

     12.3. ASSIGNMENT. None of the parties to this Agreement shall assign or delegate any of their respective rights or obligations under this Agreement without the prior written consent of each of the other parties hereto other than in connection with a transfer of securities of the Company made to a Permitted Transferee.

     12.4. SURVIVAL. The rights and obligations of the parties hereto set forth herein shall survive indefinitely, unless and until, by their respective terms, they are no longer applicable.

     12.5. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

     12.6. NOTICES. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class, registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular mail, addressed or telecopied, as the case may be, to such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressee to the addressor listing all parties:

               (i)  If to the Company or a Stockholder, to:

                           Streamline, Inc.
                           27 Dartmouth Street
                           Westwood, MA 02090

                                    Attn:   Timothy A. DeMello
                                            Chairman and Chief Executive Officer
                                            and (if applicable) such Stockholder

with a copy to:

                           Bingham Dana LLP
                           150 Federal Street
                           Boston, Massachusetts 02110

                                    Attn:   Wayne D. Bennett, Esq.

     (ii) If to an Investor, to the address of such Investor set forth on such Investor's signature page to the Warrant Agreement or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

     Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) when delivered in hand to the party to which it was directed, (ii) if sent by telex, telecopier, facsimile machine or telegraph and properly addressed in accordance with the foregoing provisions of this Section 12.6, when received by the addressee, (iii) if sent by commercial courier guaranteeing next business day delivery, on the business day following the date of delivery to such courier, or
(iv) if sent by first-class mail, postage prepaid, and properly addressed in accordance with the foregoing provisions of this Section 12.6, (A) when received by the addressee, or (B) on the third business day following the day of dispatch thereof, whichever of (A) or (B) shall be the earlier.

     12.7. AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended, modified or terminated, and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retrospectively or prospectively), with, but only with, the written consent of each of the other parties hereto.

     12.8. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction. be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12.9. NO WAIVER OF FUTURE BREACH. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof. No assent, express or implied, by any party hereto to any breach in or default of any agreement or condition herein contained on the part of any other party hereto shall constitute a waiver of or assent to any succeeding breach in or default of the same or any other agreement or condition hereof by such other party.

     12.10. NO IMPLIED RIGHTS OR REMEDIES; THIRD PARTY BENEFICIARIES. Except as otherwise expressly provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any Person, firm or corporation, other than the parties hereto, any rights or remedies under or by reason of this Agreement. Except as otherwise expressly provided in this Agreement, there are no intended third party beneficiaries under or by reason of this Agreement.

     12.11. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     12.12. NOUNS AND PRONOUNS. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

     12.13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. excluding choice of law rules thereof.

     12.14. COUNTERPARTS. This Agreement may be executed in any number of counterparts. and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF. this Registration Rights Agreement has been executed under seal by the parties hereto as of the day and year first above written.

                                             STREAMLINE, INC.

                                             By:  /S/ TIMOTHY A. DEMELLO
                                                  --------------------------
                                                  Timothy A. DeMello
                                                  President


                                              DDJ Canadian High Yield Fund

                                              By:   DDJ Capital Management,
                                                    LLC, as attorney-in-fact

                                              By:  /S/ DAVID J. BREAZZANO
                                                   --------------------------
                                                   David J. Breazzano
                                                   Member


                                               Mellon Bank, N.A., solely in its
                                               capacity as Trustee for General
                                               Motors Employees Domestic Group
                                               Pension Trust as directed by DDJ
                                               Capital Management, LLC, and not
                                               in its individual capacity

                                               By:  /S/ BERNADETTE RIST
                                                    --------------------------
                                                    Bernadette Rist
                                                    Authorized Signatory

                          REGISTRATION RIGHTS AGREEMENT
                           STOCKHOLDER SIGNATURE PAGE



                                                    /S/  TIMOTHY A. DEMELLO
                                                    ---------------------------
                                                         Timothy A. DeMello



                                                     /S/ KEVIN ABT
                                                     --------------------------
                                                         Kevin Abt



                                                     /S/ DAVID BLAKELOCK
                                                     --------------------------
                                                         David Blakelock



                                                     /S/ FRANK BRITT
                                                     --------------------------
                                                         Frank Britt



                                                     /S/ MARY WADLINGER
                                                     --------------------------
                                                         Mary Wadlinger